UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Powerbilt Avenue Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 487-4683

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 3-Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to a Service Provider Agreement dated July 21, 2014 (the “SPA”), the Registrant has agreed to issue to the Service Provider, 875,000 shares of its common stock for the first year of service under the SPA and 375,000 shares of its common stock to be issued on or about July 22, 2015, for the second and third year of service under the SPA. The Service Provider will be providing promotional opportunities relating to the Registrant’s business and disseminating research material and only “publicly” available materials as provided by the Registrant to increase general awareness of the Registrant and its business to the public.

Pursuant to a Consulting Agreement dated July 22, 2014 (the “Agreement”), the Registrant has agreed to issue 1,250,000 shares of its common stock to the Consultant. The Consultant will provide financing and listing consultation services including assessments to ascertain areas where financial practices can be improved and training and other guidance to enhance the effectiveness and efficiency of the Registrant’s personnel in the area of financial management.

Both the Service Provider and the Consultant are sophisticated entities which have had the opportunity to review all of the Registrant’s SEC filings and to discuss with the officers and directors of the Registrant the business and financial activities of the Registrant. Both entities have acquired its shares for investment and not with a view toward distribution. All of the stock certificates to be issued to the Service Provider and the Consultant have been affixed with an appropriate legend restricting sales and transfers. Therefore, based on the foregoing, the Registrant will be issuing the shares in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D, thereunder.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: July 24, 2014	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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